                                                                    EXHIBIT 10.6


                              WARRANT TO PURCHASE
                 SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                           INSITE VISION INCORPORATED

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         Void after September 12, 2000

                 THIS CERTIFIES THAT, for value received, William Blair and Company LLC ("Holder") is entitled to purchase, on the terms hereof, seventy
(70) shares of Series A Convertible Preferred Stock (as adjusted pursuant to
Section 4 hereof, the "Shares") of InSite Vision Incorporated, a Delaware corporation (the "Company"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Series A Preferred Stock" shall mean the Company's presently authorized and designated Series A Convertible Preferred Stock, par value $.01 per share and face amount $1,000.00 per share, and any stock into or for which such Series A Preferred Stock may hereafter be converted or exchanged. The term "Common Stock" shall mean the Company's presently authorized Common Stock, par value $.01 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged. The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

                 The following terms shall apply to this Warrant:

                 1. Term of Warrant. Subject to the terms and conditions set forth herein, the term of this Warrant shall commence, this Warrant shall be exercisable for the Shares, commencing September 12, 1997 and expiring at 5:00 p.m. Pacific Daylight Time on September 12, 2000.

                 2. Exercise Price; Number of Shares. The exercise price per share ("Exercise Price") at which this Warrant may be exercised shall be One Thousand Dollars ($1,000.00), as adjusted from time to time pursuant to
Section 4 hereof. The number of shares of Series A Preferred Stock for which this Warrant is initially exercisable is seventy (70) shares of Series A Preferred Stock, which number is subject to adjustment pursuant to Section 4 of this Warrant.

                 3.       Exercise of Warrant.

                 3.1 Method of Exercise. Subject to the terms of Section 1 hereof, the purchase rights represented by this Warrant are exercisable by Holder during the term hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by payment to the Company, by check or wire transfer of an amount equal to the then applicable Exercise Price multiplied by the number of Shares then being purchased or exercise of the right to credit the Exercise Price against the fair market value of the Shares at the time of exercise (the "Net Exercise Right") pursuant to Section 3.2. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to Holder hereof as soon as possible and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion
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of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to Holder hereof as soon as possible.

                 3.2 Net Exercise Right. If the Company shall receive written notice from Holder at the time of exercise of this Warrant that Holder elects to exercise Holder's Net Exercise Right, the Company shall deliver to the Holder (without payment by the Holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Series A Preferred Stock equal to the quotient obtained by dividing (x) the value of this Warrant (or the specified portion hereof) on the date of exercise, which value shall be determined by subtracting (1) the aggregate Exercise Price of the Shares immediately prior to the exercise of this Warrant from (2) the aggregate fair market value of the Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the date of exercise by
(y) the fair market value of one share of Series A Preferred Stock on the date of exercise. For purposes of this Section 3.2, "fair market value" of a share of Series A Preferred Stock shall mean the price per share as determined in good faith by the Board of Directors. No fractional shares shall be issuable upon exercise of the Net Exercise Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the date of exercise. For purposes of Section 3 of this Warrant, shares issued pursuant to the Net Exercise Right shall be treated as if they were issued upon the exercise of this Warrant.

                 4.       Certain Adjustments.

                 4.1 Adjustments for Splits, Subdivisions, Recapitalizations and other Combinations. In case the Company shall (i) pay a dividend in Series A Preferred Stock or make a distribution in the form of Series A Preferred Stock, (ii) subdivide the outstanding shares of Series A Preferred Stock, (iii) combine its outstanding shares of Series A Preferred Stock into a smaller number of shares of Series A Preferred Stock, (iv) issue by reclassification of its Series A Preferred Stock other securities of the Company, or (v) take any other action, the effect of which is to reclassify or reorganize the outstanding shares of Series A Preferred Stock into a different number of shares or class of securities, the number of shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made with respect to this Section 4.1 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Whenever the number of Shares purchasable upon the exercise of this Warrant is adjusted, as herein provided, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant shares so purchasable immediately thereafter. Except as provided above, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of this Warrant or upon the exercise of this Warrant.

                 4.2 Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of Series A Preferred Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good





                                       2.
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faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of the Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant; provided, however, that the aggregate purchase price shall not be adjusted.

                 4.3 Conversion or Redemption of Series A Preferred Stock. Should all of the Series A Preferred Stock be, or if outstanding would be, at any time prior to the expiration of this Warrant or any portion thereof, redeemed or converted into shares of Common Stock in accordance with the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Company (the "Certificate"), then this Warrant shall immediately become exercisable for that number of shares of Common Stock equal to the number of shares of Common Stock which would have been received if this Warrant had been exercised in full and the Series A Preferred Stock received thereupon had been simultaneously converted immediately prior to such event, and the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Series A Preferred Stock for which this Warrant was exercisable immediately prior to such conversion or redemption, by (y) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion or redemption. For purposes of the foregoing, the "Certificate" shall mean the Certificate as amended and/or restated and effective immediately prior to the redemption or conversion of all of the Series A Preferred Stock.

                 4.4 Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 4, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder of this Warrant. The Company will, upon the written request at any time of the Holder of this Warrant, furnish or cause to be furnished to such Holder a certificate setting forth:

                          (a)     Such adjustments and readjustments;

                          (b)     The purchase price at the time in effect; and

                          (c)     The number of Shares and the amount, if any,
of other property at the time receivable upon the exercise of the Warrant.

                 4.5 Notice of Record Date. In the event of any taking by the Company of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail a notice to Holder, at least ten (10) days prior to the date specified therein, the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and the amount and character of such dividend, distribution, right or other event.

                 5. Fractional Stock. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company's Board of Directors.





                                       3.
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                 6.       Reservation of Series A Preferred Stock and Common
Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Series A Preferred Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Series A Preferred Stock as shall from time to time be sufficient to effect the exercise of this Warrant. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of any shares of Series A Preferred Stock for which this Warrant is exercisable, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Shares.

                 7.       Restrictions on Transfer.

                 Unless the issuance of the Shares has been registered under the Securities Act of 1933, as amended (the "1933 Act"):

                 7.1 this Warrant and any Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of except: (i) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Shares may legally be transferred without registration and without the delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 7 with respect to any resale or other disposition of such securities; or (ii) to any person upon the delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees;

                 7.2 upon exercise of any of the Warrants and the issuance of any of the Shares prior to the time a registration statement registering the Shares issuable upon exercise hereof is declared effective by the Securities and Exchange Commission, all certificates representing such shares shall bear on the face thereof substantially the following legend, insofar as is consistent with California law, as well as any other legends necessary to comply with applicable state and federal laws for the issuance of such shares:

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION; ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

                 8. Rights as Stockholders; Information. Holder shall not be entitled to vote or receive dividends or be deemed the holder of Series A Preferred Stock, or Common Stock into which such Series A Preferred Stock is convertible, or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders or at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.





                                       4.
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                 9.1      Transfers and Exchanges.  Subject to the terms and
conditions of the applicable Federal and state securities laws, this Warrant is transferable in whole or in part by the Holder. All new warrants issued in connection with transfers or exchanges shall be identical in form and provision to this Warrant except as to the number of shares.

                 9.2 Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns.

                 10. Regulated Financial Institutions Compliance Obligations. Nothing in this Warrant shall diminish the continuing obligations of any financial institution to comply with applicable requirements of law that it maintain responsibility for the disposition of, and control over its admitted assets, investments and property, including (without limiting the generality of the foregoing) the provisions of Section 1411(b) of the New York Insurance Law, as amended, and as hereinafter from time to time in effect.

                 11. Amendments. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                 12. Registration Rights. The Holder shall have and be entitled to exercise the rights of registration with respect to the Common Stock into which the Series A Preferred Stock underlying this Warrant is convertible as provided in that certain Registration Rights Agreement dated of even date herewith between the Company and certain investors including the Holder.

                 13. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

                 14. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

                 15. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with California law as such laws are applied to agreements which are entered into solely between California residents and are to be performed entirely within that state.


Dated:                                     INSITE VISION INCORPORATED
       ----------------------


                                           By:
                                                -------------------------------

                                           Its:
                                                -------------------------------


    SIGNATURE PAGE TO WARRANT TO PURCHASE SHARES OF SERIES A PREFERRED STOCK





                                       5.
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                                   EXHIBIT A

                               NOTICE OF EXERCISE



To:      InSite Vision Incorporated


         1. The undersigned hereby elects to purchase __________ shares of Series A Convertible Preferred Stock of InSite Vision Incorporated pursuant to the terms of the attached Warrant, and

                 ______ tenders herewith payment of the purchase price of such shares in full.

                 ______   exercises Holder's Net Exercise Right

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                        ________________________________
                                     (Name)

                        ________________________________

                        ________________________________
                                   (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


                                           HOLDER


                                           By:
                                                -------------------------------

                                           Name:
                                                -------------------------------

                                           Its:
                                                -------------------------------


Dated: __________________________





                                       6.